Exhibit 10.1

FIRST AMENDMENT TO Secured Debenture

This First Amendment to Secured Debenture, dated as of April [3], 2023 but effective as of March 30, 2023 (this “Amendment”), is by and among IDEANOMICS, INC., a company incorporated under the laws of the State of Nevada (the “Company”), each of the guarantors listed on Annex I attached hereto, (collectively, the “Guarantors”; the Guarantors, together with the Company, the “Credit Parties”), and YA II PN, LTD., a Cayman Islands exempt corporation (the “Buyer”).

RECITALS

A.       The Company and the Buyer entered into a Secured Debenture Purchase Agreement, dated as of October 25, 2022 (as amended, restated, amended and restated, supplemented or modified from time to time, including pursuant to a First Amendment to Secured Debenture Purchase Agreement dated as of March 30, 2023 (the “Purchase Agreement Amendment”) the “Purchase Agreement”).

B.       Pursuant to the Purchase Agreement, the Buyer purchased a Secured Convertible Debenture from the Company dated as of March 30, 2023 (the “Original Debenture”).

C.       The Company and the Buyer inadvertently included provisions in the Original Debenture by which the Original Debenture may be converted into shares of the Company’s Common Stock.

D.       The Company and the Buyer desire to amend the Original Debenture strictly in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1.

AMENDMENTS

Upon the First Amendment Effective Date, the parties hereto agree that the Original Debenture is hereby amended in its entirety to the form attached as Exhibit A hereto.

ARTICLE 2.

REPRESENTATIONS

Each Credit Party represents and warrants to the Buyer that:

2.1       The execution, delivery and performance of this Amendment are within such Credit Party’s powers and have been duly authorized by all necessary limited liability company action. This Amendment has been duly executed and delivered by such Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.2       The representations and warranties contained in Section 3 of the Purchase Agreement and the representations and warranties contained in the other Transaction Documents, which are qualified by materiality, are true in all respects and the representations and warranties therein that are not qualified by materiality are true in all material respects, on and as of the date hereof (other than such representations and warranties that refer to an earlier date, in which case such representations and warranties are true in all respects, or true in all material respects, as applicable, on and as of such earlier date).

2.3 No Default or Event of Default has occurred and is continuing on the date hereof.

ARTICLE 3.

CONDITIONS PRECEDENT

This Amendment shall become effective as of the date specified in the first paragraph hereof when each of the following conditions is satisfied or waived (the “First Amendment Effective Date”):

3.1       This Amendment shall be executed by each of the Company and the Buyer.

3.2       The Consent and Agreement attached hereto shall be executed by each of the Guarantors.

ARTICLE 4.

MISCELLANEOUS.

4.1       References in the Purchase Agreement or in any other Transaction Document to the Convertible Debentures shall be deemed to include the Original Debenture as amended hereby and as further amended from time to time.

4.2       Except as expressly amended hereby, the Company acknowledges and agrees that (a) the Purchase Agreement and all other Transaction Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (b) it has no setoff, counterclaim, defense or other claim or dispute with respect to any Transaction Document, (c) the security interests and other Liens created by the Credit Parties under the Security Documents continue in full force and effect after giving effect to this Amendment (for clarity, excluding the security interests granted by Solectrac, Inc.), and secure, in addition to other obligations described as secured thereby, all Obligations (as defined in the Secured Convertible Debenture issued by the Company in favor of the Buyer on the First Amendment Effective Date, and as hereinafter used), and (d) the guaranties granted by the Credit Parties under the Guaranty continue in full force and effect after giving effect to this Amendment, and guaranty, in addition to other obligations described as being guarantied thereby, all Obligations.

4.3       This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment shall not be deemed to have otherwise prejudiced any present or future right or rights which the Buyer now has or may have under the Purchase Agreement or in any other Transaction Document and, in addition, shall not entitle the Company to a waiver, amendment, modification or other change to, of or in respect of any provision of the Purchase Agreement or in any other Transaction Document in the future in similar or dissimilar circumstances. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement, as amended hereby. This Amendment is a Transaction Document.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

COMPANY

IDEANOMICS, INC.

By: _________________________________
Name:
Title:

BUYER

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By: ______________________________
Name:
Title:

Signature Page to

First Amendment to Secured Debenture

CONSENT AND AGREEMENT

As of the date and year first above written:

(a)       Each of the undersigned hereby fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it.

(b)        Each of the undersigned hereby represents and warrants to the Buyer that (i) the execution, delivery and performance of this Consent and Agreement are within its powers and have been duly authorized by all necessary action, and (ii) this Consent and Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)       Except as expressly amended hereby, each of the undersigned hereby acknowledges and agrees that (i) the Purchase Agreement and all Transaction Documents to which it is a party are ratified and confirmed and shall remain in full force and effect, (ii) it has no set off, counterclaim, defense or other claim or dispute with respect to any Transaction Document; and (iii) notwithstanding anything to the contrary in any Transaction Document, the term “Obligations” as used and defined in the Guaranty and any Security Document executed by each of the undersigned shall include all Obligations of the Company under the Purchase Agreement and the other Transaction Documents.

(d)       Each of the undersigned hereby acknowledges that its consent and agreement hereto is a condition to the Buyer’s agreement pursuant to the above Amendment and it is in its interest and to its financial benefit to execute this consent and agreement. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement described in the above First Amendment to Secured Debenture.

HYBRID CORPORATION

By: ______________________________

Name:
Title:

SOLECTRAC, INC.

By: ______________________________
Name:
Title:

JUSTLY HOLDINGS INC. JUSTLY MARKETS LLC

By: ______________________________
Name:
Title:

FIDUCIA REAL ESTATE SOLUTIONS, INC.

TIMIOS HOLDINGS CORP.

TIMIOS, INC.

TIMIOS AGENCY OF ALABAMA INC.

TIMIOS AGENCY OF ARKANSAS, INC.

TIMIOS AGENCY OF NEVADA INC.

TIMIOS AGENCY OF UTAH INC.

TIMIOS HAWAII, INC.

TIMIOS APPRAISAL MANAGEMENT, INC.

TIMIOS TITLE, A CALIFORNIA CORPORATION

CRESTVIEW ASSET MANAGEMENT SERVICES LLC

CELER SETTLEMENTS, LLC

CELER ESCROW COMPANY

By: ______________________________
Name:
Title:

WIRELESS ADVANCED VEHICLE ELECTRIFICATION, LLC BY: IDEANOMICS, INC. ITS: SOLE MEMBER

By: ______________________________
Name:
Title:

Annex I

(Guarantors)

Pledgor	Type of Entity	Jurisdiction of Organization
US Hybrid Corporation	Corporation	Delaware
Solectrac, Inc.	Corporation	California
Justly Holdings Inc.	Corporation	Delaware
Justly Markets LLC	Limited liability company	Delaware
Timios Holdings Corp.	Corporation	Delaware
Fiducia Real Estate Solutions, Inc.	Corporation	Delaware
Timios, Inc.	Corporation	Delaware
Timios Appraisal Management, Inc.	Corporation	Delaware
Crestview Asset Management Services LLC	Limited liability company	Utah
Timios Title, a California Corporation	Corporation	California
Timios Agency of Alabama Inc.	Corporation	Alabama
Timios Agency of Nevada Inc.	Corporation	Nevada
Timios Agency of Utah Inc.	Corporation	Utah
Timios Agency of Arkansas, Inc.	Corporation	Arkansas
Timios Hawaii, Inc.	Corporation	Hawaii
Celer Escrow Company	Corporation	California
Celer Settlements, LLC	Limited liability company	Delaware
Wireless Advanced Vehicle Electrification, LLC	Limited liability company	Delaware

Annex I

Exhibit A

Exhibit A